U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 1)

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

[   ]  Definitive Information Statement

Energy Producers, Inc.

(Name of the Company as Specified in its Charter)

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Notes:

INFORMATION STATEMENT PURSUANT TO 14(C)

OF THE

SECURITIES AND EXCHANGE ACT OF 1934 AND

14C THEREUNDER

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 140

Scottsdale, Arizona 85260-1774

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY

To the shareholders of Energy Producers, Inc.:

     This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation (the "Company"), to all holders of capital stock of the Company pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing the stockholders of the Company's proposed corporate actions: 1) ratifying and approving an AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc, Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests; and  2) approve Mr. Dennis Alexander, our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the (proposed) Agreement.

     The Company's Board of Directors approved the proposed corporate actions. Our Company thereafter received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. The Shareholders Consents represent approval by a majority of the outstanding shares of common stock of the Company. Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting. Such action or consent is permissible under the bylaws of the Company.

ONLY THE COMPANY’S SHAREHOLDERS  OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 15, 2003 (THE  "RECORD DATE") WERE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS.  PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY’S THEN 16,556,352 ISSUED AND OUTSTANDING SHARE ENTITLED TO VOTE ON THE PROPOSALS HAVE VOTED IN FAVOR OF THE PROPOSAL.  AS A RESULT, THE PROPOSALS WERE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

This Information Statement is furnished by the Board of Directors of Energy Producers, Inc., a Nevada corporation ("Company"), to the holders of record at the close of business on November 15, 2003 ("Record Date") that were not solicited by the Company, of the Company's outstanding common stock, par value $0.001 per share ("Common Stock",) pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act").

It is not necessary for you to attend a meeting, nor are you requested to send a proxy. The principal shareholders of the Company’s common stock, David J. Kronenberg, Larry W. Trapp, Mel Herzog, Dennis R. Alexander, Melvena Alexander, Scott Gardner, Tomas J. Richards, Royal Crest, LLC, Kevin C. Knighton, Marlene Richardson, who own or control approximately 55.74% of the issued and outstanding shares have consented to the actions herein contained:

NO DISSENTERS' RIGHTS

Pursuant to the Nevada Revised Statues, NRS 92A.300 to 92A.500 inclusive and specifically NRS 92A.380, 1.(b), NONE of the corporate actions described in this Information Statement will afford to stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is preliminarily filed with the Securities and Exchange Commission and a definitive Information Statement mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

The cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

We anticipate that this Information Statement will be mailed on or about June 30, 2004 to all shareholders of the Company as of November 15, 2003.

SIGNATURE

         Pursuant to the requirements of the Exchange Act of 1934, as amended, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                   /s/ Gregg Fryett

                   Gregg Fryett, Chief Executive Officer

May __, 2004

TABLE OF CONTENTS

ABOUT THE INFORMATION STATEMENT

3

         WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

3

         WHO WAS ENTITLED TO VOTE?

3

         WHAT WERE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

3

         WHAT VOTE WAS REQUIRED TO APPROVE THE PROPOSALS?

4

CONSENTING SHAREHOLDERS

4

STOCK OWNERSHIP

5

         BENEFICIAL OWNERS

5

AGREEMENT FOR EXCHANGE OF COMMON STOCK BETWEEN THE

COMPANY AND IGHI

7

        PURPOSE OF THE ACQUISITON

7

        BENEFITS

7

        BUSINESS MODEL EXPANDED

7

        SUMMARY OF MATERIAL TERMS

8

         EFFECT OF THE AGREEMENT FOR EXCHANGE OF COMMON STOCK

8

         DILUTION EFFECTS OF THE EXCHANGE AGREEMENT

9

        CHANGES OR ADDITIONS TO THE BOARD OF DIRECTORS

9

        ANTIDILUTION PROVISIONS FOR CERTAIN SHAREHOLDERS

9

        SUBSEQUENT EVENTS

9

FORWARD LOOKING STATEMENTS

10

ADDITIONAL INFORMATION

10

        DIRECTORS AND OFFICERS IN THE PAST YEAR

11

        BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND

             OFFICERS AS OF DECEMBER 31, 2002

11

        COMMITTEES OF THE BOARD OF DIRECTORS

12

        COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES

            EXCHANGE ACT OF 1934

12

APPOINTMENT OF AUDITORS

12

TRANSFER AGENT

13

ENERGY PRODUCERS, INC.

7944 E. Beck Lane Suite 140

Scottsdale, Arizona 85260-1774

INFORMATION STATEMENT

December 9, 2003

This Information Statement contains information related to certain corporate actions of Energy Producers, Inc., a Nevada corporation (the "Company").

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

A majority of the Company's shareholders, entitled to vote, has approved the 1) proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and 2) Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

WHO WAS ENTITLED TO VOTE?

Each outstanding share of common stock as of the close of business on the record date, November 15, 2003, was entitled to one vote on the matters to be voted upon in regard to the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc, Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement. Shareholders owning 9,229,200 shares representing approximately 55.74% of shares entitled to vote have voted in favor of such proposals.

WHAT WERE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

    The Board of Directors’ recommendation is set forth together with the description of the Proposal in this information statement. In summary, the Board recommends a vote:

    o    FOR the approval of  the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted) by and between Energy Producers Inc., a Nevada Corporation (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests.

    o    FOR the  approval of  Mr. Dennis Alexander our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, to do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

WHAT VOTE WAS REQUIRED TO APPROVE EACH ITEM?

For the approval of the proposed corporate actions, the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote on the record date, or 8,443,740 shares, was required for approval.

CONSENTING SHAREHOLDERS

On November 15, 2003, our board of directors unanimously approved the proposal of and recommended that the shareholders approve the proposed AGREEMENT FOR THE EXCHANGE OF COMMON STOCK (restricted stock) by and between Energy Producers Inc., a Nevada Corporation, (the "ISSUER"), International Group Holdings, Inc., a Utah corporation (“IGH”) and its consolidated wholly owned subsidiary interests, and that Mr. Dennis Alexander, our President and Director, Mr. Herzog, our Chairman & CEO, or persons they direct, do all things incidental and necessary on and after the close in behalf of completion of the proposed Agreement.

On November 15, 2003, the following Consenting Shareholders, who collectively owned approximately 55.74% of our common stock, consented in writing to the proposed Actions:

      Name

Shares

Percentage

Mel Herzog

1,202,500

 7.26%

David J. Kronenberg

1,128,200

 6.81%

Dennis R. Alexander

2,912,500

17.59%

Melvena Alexander

   290,000

 1.75%

J. Scott Gardner

   196,000

 1.18%

Larry W. Trapp

2,020,000

12.20%

Kevin Knighton

   300,000

 1.81%

Tomas J. Richards

   480,000

 2.89%

Marlene Richardson

   400,000

 2.41%

Royal Crest LLC

   300,000

1.81%

Total

 9,229,200

55.74%

The Company’s Board of Directors approved the proposed corporate actions. Our Company thereafter received shareholder approval obtained by written consent ("Shareholders Consents") in lieu of holding a meeting. The Shareholders Consents represent approval by a majority of the outstanding shares of common stock of the Company. Such action by written consent is sufficient to satisfy the applicable requirements of Nevada law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting. We are required to give all shareholders written notice of any actions that are taken by written consent without a shareholders meeting. Under Section 14(c) of the Securities Exchange Act of 1934 (the "Exchange Act"), the transactions cannot become effective until 20 days after the mailing date of this Information Statement to our shareholders.

We are not seeking written consent from any of our shareholders and our other shareholders will not be given an opportunity to vote with respect to the transactions. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of:

   o   Advising shareholders of the action taken by written consent by Nevada Law; and

   o   Giving  shareholders  advance notice of the actions taken, as required by the Exchange Act

Shareholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Nevada law to dissent or require a vote of all our shareholders.

STOCK OWNERSHIP

BENEFICIAL OWNERS

The following table shows persons (other than directors and executive officers) who own beneficially more than five percent (5%) of the Company’s issued and outstanding common stock as of November 15, 2003.

SHARES

      BENEFICIALLY

PERCENT

NAME AND ADDRESS

POSITION

OWNED

OF CLASS

None

The following table shows the amount of common stock of the Company beneficially owned by the Company's directors and executive officers and by all directors and executive officers as a group as of  November 15, 2003. Unless otherwise indicated, beneficial ownership is direct, and the person indicated has sole voting and investment power. As of November 15, 2003, the Company had 16,556,352 shares of common stock issued and outstanding.

Title of

Name and Address of

Beneficial

*Eligible to

*Percent

Class

Beneficial Owner

Ownership

 Vote

of Class

Common

Jay C. Wilson

1,870,335 (1)

1,870,335 (1)

11.29%

124 South First Street

Stephens, Arkansas 71764

Common

Larry W. Trapp

2,620,000 (2)

2,020,000 (2)

12.20%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

Mel Herzog

1,802,500 (3)

 1,202,500 (3)

7.26%

P.O. Box 15666

Scottsdale, Arizona 85267-5666

Common

David J. Kronenberg

1,628,200 (4)

 1,128,200 (4)

6.81%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

Melvena Alexander

790,000 (5)

290,000 (5)

  1.75%

6564 Smoke Tree Lane

Scottsdale, Arizona 85253

Common

Dennis R Alexander (5)

3,512,500 (6)

2,912,500 (6)

17.59%

5423 E. Piping Rock Road

Scottsdale, Arizona 85254

Common

Tomas J. Richards

980,000 (7)

480,000 (7)

  2.89%

7944 E. Beck Lane, Suite 200

Scottsdale, Arizona 85260-1774

Common

All Officers and Directors

as a Group

11,203,535

9,903,535

59.79%

* Percent of Class is calculated on shares that are Eligible to Vote.

______________________

(1) Jay C.  Wilson has voting power for the shares owned by Leanna Wilson his daughter and the owner of 1,755,915 shares. Lenna Jenson is also the daughter of Jay C. Wilson and sister to Leanna Wilson, and holder of 84,695. Juanita Whitt is Manager at Producers Supply, Inc. and owns 29,725 shares. There is no family relationship between Juanita Whitt and Jay C. Wilson; however Mr. Wilson has control over her shares.

(2) Includes 1,362,500 shares owned directly by Mr. Trapp. He is the Parent of Michael Trapp, whose 657,500 shares are included in his total. Not reflected are 62,500 shares gifted to Tomas J. Richards, Advisor (7), and Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Trapp includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Trapp.

(3) Includes 1,187,500 shares owned by the Herzog Revocable Living Trust JT Grantors, and 15,000 shares owned by his wife Charlotte Herzog. Not included in the table are 62,500 shares gifted to Tomas J. Richards, Advisor (7), and 25,000 shares gifted to Melvena Alexander, Secretary (5).

Note: The Beneficial Ownership column in the table above for Mr. Herzog includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Herzog Revocable Living Trust JT Grantors.

(4) Included in the table are 1,037,500 shares owned by the DJ and SM Kronenberg Family Limited Liability Limited Partnership (LLLP) that Mr. Kronenberg is a Limited Partner of with his wife Sheryl M. Kronenberg. Included in the table are 30,000 shares owned by David J.  Kronenberg, CPA, PC, Profit- sharing Pension Plan. Also included are 10,700 shares owned indirectly through Royal Crest, LLC, which is managed by him. Not included in the table are 40,000 shares gifted to Ronald and Marie Mencaraelli, sister and brother-in-law; 40,000 gifted to Anthony and Clare Fernandez, sister and brother-in-law; and 20,000 shares gifted to Rita Kronenberg, sister; 62,500 shares gifted to Tomas J. Richards, advisor (5); and 25,000 shares gifted to Melvena Alexander, Secretary (7).

Note: The Beneficial Ownership column in the table above for Mr. Kronenberg includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Kronenberg.

(5) Includes 190,000 shares owned directly by Mrs. Alexander, and 100,000 shares as the total of all gifts aggregated, as received by her from Mel Herzog (3), Dennis Alexander (6), David Kronenberg (4), and Larry Trapp (2). Not reflected in the table are 10,000 shares gifted to Bud Hirk from her original shares.

Note: The Beneficial Ownership column in the table above for Mrs. Alexander includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mrs. Alexander.

(6) Includes 2,412,500 shares owned directly by Mr. Alexander, and 300,000 in the name of his wife, Deborah L. Alexander. There are 50,000 shares in the name of Ashton Alexander and 50,000 shares in the name of Sarah Alexander, his two minor children, and he has voting power over 50,000 in the name of Aaron Alexander, and 50,000 in the name of Julie Alexander-Schumacher, his wife's adult children. Not reflected are 25,000 shares gifted to Melvena Alexander (5), Secretary, and 62,500 shares to Tomas J. Richards, advisor (5). Dennis Alexander is the son of Melvena Alexander.

Note: The Beneficial Ownership column in the table above for Mr. Alexander includes 600,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Alexander.

(7) Includes 230,000 shares owned directly by Mr. Richards, and 250,000 shares as the total of all gifts aggregated, as equally received by him from Mel Herzog (3), Dennis Alexander (6), David Kronenberg (4), and Larry Trapp (2).

Note: The Beneficial Ownership column in the table above for Mr. Richards includes 500,000 shares of common restricted stock under presently exercisable stock options not eligible to vote, which may be purchased by Mr. Richards.

AGREEMENT FOR EXCHANGE OF COMMON STOCK

 BETWEEN THE COMPANY AND IGHI

PURPOSE OF THE ACQUISITON

The acquisition of International Group Holdings, Inc. (“IGHI”) and its wholly owned subsidiary, International Yacht Sales Group, Ltd. (“IYSG”) assets and operations is specifically designed to enhance the Energy Producers, Inc. (“EGPI”, the “Company”) and its operations and therefore develop shareholder value. IGHI currently holds approximately $1.5 million of assets, through IYSG, its developing marine sales operations and a software development division. The purpose of the acquisition is for the Company, EGPI to own all of these items.

BENEFITS

IGHI brings to EGPI that which includes but is not limited to:

•

An increased shareholder base

•

An increased management team

•

More total and net assets to the balance sheet

•

Increasing EGPI growth potential of its current oil and gas operations through contacts and shareholder relationships with IGHI.

•

Additional operating division in another business sector (Marine) with potential growth.

•

Sales, marketing and systems expertise on a global basis.

BUSINESS MODEL EXPANDED

EGPI is in the business of acquiring and developing oil leases which have been acquired through developed contacts of the Company over the last 4 years.

The Company’s new IYSG marine subsidiary and divisional operations include but is not limited to:

•

International Yacht Sales, Brokerage and Charter, (“IYSBC”) (www.iysbc.com), a division of IYSG. This is a network of licensed offices which through the online sales office bring marine private leisure boats and yacht inventory (“stock”) to the central ‘virtual sales’ environment that is the IYSBC division. This stock is then automatically matched or linked by our software (as well as by the brokers) to potential buyers, and the reverse matching and linking is also true. From this activity a sale is developed in a manner not dissimilar to the current practices of brokers in the USA. All the offices are under license so the licensees are effectively developing a small business within our larger business platform reflected in a small license fee collected by IYSBC upon each sale generated from all of these locations. (The concept was to tie the performance of each operation to the performance of IYSBC central office and the marketing undertaken for the licenses.) The big business model has three stages: The first stage is simply to develop a large network of offices worldwide either under license or centrally owned. Stage two is then to develop vertical and horizontal sales such as insurance, finance, leasing, chandlery, deliveries and training. Stage three is to then be introducing stock through dealership arrangements on a world wide basis or even buying and trading vessels as commodities in a global marketplace which have been developed. We can then literally launch products globally into the marine marketplace.

•

International Commercial Shipping, (“ICS”) (www.internationalcommercialshipping.com).  This division of IYSG is in the same format as the IYSBC divisional operation except the market will not absorb 100’s of licensee offices, as it is a very specialist marketplace. All of the ICS operations will be owned and run by EGPI via IYSG with approximately 12 strategic offices around the world supplying information on new boat builds, the brokerage and charter of and on commercial vessels not only globally but on a more national basis for the major markets such as the USA, UK, Europe, Russia etc.

•

Classic and Tall Ship Sales (www.classicships.com ) this is the latest IYSG sales operation in our business model. This division specializes in the sale and charter of classic and tall ships. Again, under the same business model as the commercial operation limited offices, specialists working from these offices and owned by EGPI via its wholly owned subsidiary IYSG after the merger.

•

International Yacht Master Training, (“IYT”) (www.yachtmaster.com) This is one of our planned future acquisition developments (in process but not yet concluded) for the IYSG marine sales operation as a whole. Our interest in a business relationship with IYT is for increasing our growth via a cross over business synergy of our IYSG divisions with IYT. IYT can facilitate training for professional super yacht crews through its Fort Lauderdale operations. We believe this can allow our IYSBC division an advantage for developing increased sales operations from the same office location as well as the licensing of training courses through IYT’s 22 Governmental approvals they have obtained around the world. Available IYT programs include beginner sailor courses through commercial yachtmaster and deck officer for the commercial operations. We believe our International Commercial Shipping division operations can also benefit potentially tying in a trained crew agency for all of its operations.

There are several other developments in progress to specifically enhance the ‘consolidation’ of the marine industry into 4 or 5 key ‘websites including a full back office operation for tracking sales, customers, agents and offices using associated data capture techniques to up sell into other marine related services and available products.

SUMMARY OF MATERIAL TERMS

Incorporated by reference to an 8-K filed by the Company with the Commission on December 5, 2003. The Agreement is filed as an Exhibit on Form 8-K/A filed by the Company with the Commission on December 16, 2003. Additional exhibit information may be filed in a forthcoming amended Form 8-K/A.

EFFECT OF THE AGREEMENT FOR EXCHANGE OF COMMON STOCK

Any new shares issued in connection with the exchange will be dilutive upon the Company EGPI (see sub heading “Dilution Effects of the Exchange Agreement”)

While it is expected that the effects of the acquisition will be positive in terms of net book valuation relative to an increased asset base; an increase upon the Company’s cash flow, and new revenue streams for consolidation with the Company, there can be no assurance that positive effects will be ongoing.

The possibility exists that the Company could encounter difficulties in many phases of its expanded growth, such as obtaining financing, or obtaining enough financing for its overall plans, and there can be no assurance that the acquisition alone will achieve the desired results discussed and or outlined or summated herein.

After the exchange, the Company will have issued and outstanding approximately 36,088,968 shares of its common stock, and we will have the corporate authority by the Agreement to issue additional shares which may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our Company. Any decision to issue additional shares may or will have an effect that can reduce the percentage of our shareholders’ equity held by our current shareholders and could dilute our net tangible book value.

We will not become a private company as a result of the exchange, and our common stock will continue to be quoted on the OTC: Bulletin Board. The corporation that is IGHI and its subsidiary wholly owned will be wholly owned by EGPI and the use or disposal of this asset shall be at the discretion of the board for the best interests of the corporation and shareholders accordingly.

DILUTION EFFECTS OF THE EXCHANGE AGREEMENT

Upon completion of the merger, all IGHI shareholders as per terms of the Agreement shall receive one share in EGPI for each share held in IGHI. The total estimated final dilution with adjustments permissible under the exchange Agreement as of December 31, 2003 that shall be upon EGPI is estimated to be as follows:

EGPI shares issued as due to shareholders of IGHI

           *17,051,156

EGPI additional share subscribed for or issuances/transactions owing as to EGPI and permitted during closing within the terms of the Agreement between EGPI and IGHI

  2,481,460

EGPI issued and outstand shares on November 15, 2003

16,556,352

EGPI issued and outstanding at Close of Exchange

36,088,968

EGPI dilution percentage calculated as at the Close of Exchange attributable to the merger/exchange with IGHI estimated:

EGPI issued and outstanding with all adjustments

19,037,812

53%

EGPI shares issued to IGHI shareholders

           *17,051,156

47%

             36,088,968      100.00%

As of December 10, 2003, per a summary of Votes cast by an IGHI resolution, a 72.31% approval of the merger exchange was obtained by IGHI, with no dissenters and abstainers.

CHANGES OR ADDITIONS TO THE BOARD OF DIRECTORS

Pursuant to the Exchange Agreement the Company appointed Mr. Gregg Fryett, Charles Alliban and Peter Fryett as directors of the Company/EGPI/ISSUER.

ANTIDILUTION PROVISIONS FOR CERTAIN SHAREHOLDERS:

See Form 8-K/A, exhibit 2.1 AGREEMENT FOR THE EXCHANGE OF COMMON STOCK, and further appendix “G” thereof, filed with the Commission on December 16, 2003.

SUBSEQUENT EVENTS

In January 2004 the board of directors of the Company, as then 100% shareholder or legal owner of 17,051,156 restricted shares of its wholly owned subsidiary International Group Holdings, Inc., approved a plan of reorganization whereby then newly appointed management of International Group Holdings, Inc. merged with World Wide Connect, Inc. a private Nevada corporation. Pursuant to the terms of the reorganization the Company retains a ten (10%) percent (1,894,573 shares) restricted common stock ownership interest in the former International Group Holdings, Inc., now known as World Wide Connect, Inc.  The interest is non diluting for a period of one year.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates,"  "expects" and words of similar import.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results  or  performance anticipated or implied by such forward-looking statements.  Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements. Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement.  An investment in our Company involves numerous risks and uncertainties, including those described elsewhere in this Information Statement. Additional risks will be disclosed from time-to-time in our future SEC filings.

MATERIAL INCORPORATED BY REFERENCE

This Information Statement should be read in conjunction with certain reports that we previously filed with the Securities and Exchange Commission (the "SEC"), including:

The Company's Annual Report on Form 10-KSB as amended for the year ended December 31, 2002 and the Company's Unaudited Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, June 30, 2003, March 31, 2003, September 30, 2002, June 30, 2002, and March 31, 2002 as amended, respectively, are incorporated herein by reference.

The audited balance sheets of the Company and the related statements of operations and cash flows and as of December 31, 2002, 2001, 2000, and 1999 statement of stockholders equity or deficit from October 4, 1995 (date of inception) to December 31, 2002, are incorporated herein by reference to the Company's Registration Statement and Annual Reports on Form 10-SB and Form 10-KSB respectively for the fiscal years ended December 31, 2002, 2001, 2000 (Form 10-SB) as amended, and for the fiscal years ended December 31, 2002, 2001, and 2000 (Form 10-KSB) as amended.

The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional offices at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 75 Park Place, Room 1228, New York, New York 10007. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002.

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS IN THE PAST YEAR

The following table sets forth certain information with respect to the Board of Directors and Officers of the Company in the past year:

POSITION

NAME

AGE     WITH COMPANY

Mel Herzog,

83         Chairman, and Chief Executive Officer

Dennis R. Alexander,

49         President, and Director

Gregg Fryett,

38

Executive Vice President and Director, and CEO of

International Yacht Sales Group, Ltd.

Larry W. Trapp,

61         Chief Financial Officer, Vice President, and Dir.

Charles Alliban,

52

Director of the Company, CFO of IYSG

Melvena Alexander,

69         Secretary and Comptroller

Peter Fryett,

64         Director of the Company, Director of IYSG

Thomas J. Richards,

57         Advisory Board Member

BUSINESS EXPERIENCE OF CURRENT DIRECTORS AND OFFICERS AS OF JANUARY 27, 2004

Gregg Fryett, Director and Executive Vice President of the Company, and CEO of our International Yacht Sales Group, Ltd. subsidiary operations. Mr. Fryett is the newly appointed Chairman and CEO of the Company beginning January 27, 2004 having been appointed initially as VP and Director of the Company effective the 17th December 2003. From April 3rd, 2003 through appointment to EGPI, he served as President of International Group Holdings Inc, a Utah OTC corporation. Prior to this, he was Director of the marine sales operations based in the UK. Mr. Fryett will be working full time devoting 40-80 hours per week overseeing the marine division.

Dennis R.  Alexander  has served the Company as President  and Director from May 18, 1999 to the present. In September 1998 he was a founder, and from January 19,  1999  through its  acquisition  with the Company  served as  President  and Director of Energy  Producers  Group, Inc. From April 1997 through March 1998, serving as CEO,  Director, Consultant  of Miner  Communications,  Inc., a media communications company. From April 26, 1997 through March, 1998 he was a director of Rockline, Inc., a private mining, resource company, and a founder of World Wide Bio Med, Inc., a private  health-bio  care,  start up company.  Since March 1996 to the present he has owned Global Media Network USA, Inc., which has included management consulting, advisory services. Mr. Alexander devotes approximately 60 to 80 hours per week minimum, and more as required, to the business of the Company.

Charles Alliban, Director of the Company, and Director and CFO of our International Yacht Sales Group, Ltd. subsidiary operations newly appointed on December 17, 2003 until January 26, 2004. On January 27, 2004 Mr. Alliban was appointed Chief Financial Officer and Director of the Company. From April 3rd, 2003 until appointment with the Company, Mr. Alliban was the CFO and Director for International Group Holdings Inc., a Utah publicly traded corporation. He has been a practicing accountant in the UK for the past 22 years. He will be working full time with the marine division maintaining accounting controls and systems. He will be working a minimum of 40 hours per week for the company.

Peter Fryett, Director of the Company, and Director of International Yacht Sales Group, Ltd. subsidiary operations. Peter Fryett is a newly appointed director of the Registrant effective 17th December 2003. He has been operating his marine contracting business in the South West of the UK for the last 19 years. He will be on the board in an advisory role and will make available time only as required.

Melvena Alexander serves as Secretary since March 15, 2003 having been Secretary and Comptroller of the Company since  May 18, 1999. In September 1998 she was a founder, and from January 19, 1999 through the  acquisition  processes  with the  Company  served  as  Secretary  of Energy Producers Group, Inc. She is founder and President of Melvena Alexander CPA since 1982, which prepares financial statements and tax reports. From October 1998 through April 16, 2004 she worked in the Department of Patient Finance at Arizona State Hospital as an Accounting Technician 11. Mrs. Alexander graduated from Arizona State University with a B.S. in Accounting, received a CPA Certificate, State of Arizona # 5096E. She is a member of AICPA and the American Society of Women Accountants. Mrs. Alexander devotes a minimum of 40 hours per week, and more as required, to the business of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

During fiscal 2003 the Company established three committees: the Audit Committee, Compensation and Stock Option Committee, Nominating Committee and further plans to nominate and appoint one additional outside director to the Company’s Audit Committee during 2004.

The responsibilities of the Audit Committee include: (1) the recommendation of the selection and retention of the Company's independent public accountants; (2) the review of the independence of such accountants; (3) to review and approve any material accounting policy changes affecting the Company's operating results; (4) the review of the Company's internal control system; (5) the review of the Company's annual financial report to stockholders; and (6) the review of applicable interested party transactions. The Compensation and Stock Option Committee reviews and recommends compensation and benefits for the executives of the Company, administers and interprets the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

APPOINTMENT OF AUDITORS

The Board of Directors appointed Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Henry C. Schiffer, CPA, An Accountancy Corporation, was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders previously ratified the appointment of Henry C. Schiffer, CPA, An Accountancy Corporation, as the Company's independent public auditor.

(a.)  Our auditing firm, Henry Schiffer, C.P.A., an Accountancy Corporation ("Schiffer"), during the process of auditing the Company’s fiscal year ended December 31, 2003 had failed to notify the Registrant that Public Company Accounting Oversight Board ("PCAOB") had notified them that the Securities and Exchange Commission would no longer accept their statements.

We received notice of this on March 19, 2004, whereon Schiffer informed the Registrant of the PCAOB notice and thereafter resigned.

Our decision to take action to change accountants was approved by the Board telephonically on March 20, and 21, 2004.

During our two most recent fiscal years, and any subsequent interim period preceding the resignation on March 19, 2004, there were no disagreements with the former accountant, Schiffer, on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Schiffer, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his reports.

Schiffer did not advise us that internal controls necessary to develop reliable financial statements did not exist; no information had come to Schiffer's attention which would make him unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management. Schiffer did not advise the registrant that the scope of the audit should be expanded significantly, or that information had come to his attention that would materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements, dated April 14, 2003 (including information that might preclude the issuance of an unqualified audit report).

(b.) We have retained the services of Donahue Associates, L.L.C., Monmouth Beach, New Jersey ("Donahue") as of March 26, 2004, as our principal accountant.

We did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

We did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

Due to the actions of our previous auditor we were delayed in the filing of our Form 10-KSB for the year ended December 31, 2003, due on or before March 30, 2004, and other filings including this amended Preliminary14C filing.

TRANSFER AGENT

U.S. STOCK TRANSFER CORPORATION

AVP Administration

1745 Gardena Avenue, Suite 200

Glendale CA 91204

If you have any questions about the actions described above, you may contact us at 7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774, Telephone 480-778-0488.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gregg Fryett

Gregg Fryett

Chairman & CEO

Scottsdale Arizona

May __, 2004

FINANCIAL STATEMENTS

OF

INTERNATIONAL YACHT SALES GROUP, LTD.

December 31, 2003

Independent Auditor’s Report

The Shareholders

International Yacht Sales Group, Ltd.

We have audited the accompanying consolidated balance sheets of International Yacht Sales Group, Ltd. as of December 31, 2003 and the related consolidated statements of operations and consolidated statements of changes in shareholders’ equity and cash flows from inception, April 3, 2003 through December 31, 2003. These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance using auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Yacht Sales Group, Ltd. as of December 31, 2003 and the related consolidated statements of operations and consolidated statement of changes in shareholders’ equity and cash flows from inception, April 3, 2003 through December 31, 2003 in conformity with generally accepted accounting principles generally accepted in the United States of America.

/s/ Donahue Associates, LLC

Donahue Associates, LLC.

Monmouth Beach, New Jersey

April 20, 2004

International Yacht Sales Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2003

ASSETS

Current assets:
Cash & interest bearing deposits	$38,998
Total current assets	38,998

Other assets:
Property & equipment- net	1,336,746
Receivables from officers and affiliates	116,142

Total assets	$1,491,886

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable & accrued expenses	$8,542
Deferred revenues	123,649
Total current liabilities	132,191

Shareholders' equity:
Common stock- $.10 stated value, 100 authorized and issued	$1
Additional paid in capital	1,539,999
Accumulated deficit	(177,414)
Accumulated other comprehensive loss	(2,891)
Total shareholders' equity	1,359,695

Total Liabilities & Shareholders' Equity	$1,491,886

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statements of Operations

From Inception, April 3, 2003 through December 31, 2003

Revenues:
Gross revenues	$557,550
Less cost of sales	(399,005)

Net gross profit on sales	158,545

General and administrative expenses:
General administration	334,544

Total general & administrative expenses	334,544

Net loss from operations	(175,999)

Other revenues and expenses:
Interest expense	(1,415)

Net loss before provision for income taxes	(177,414)

Provision for income taxes	0

Net loss	($177,414)

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statements of Cash Flows

From Inception, April 3, 2003 through December 31, 2003

Operating Activities:
Net loss	($177,414)
Adjustments to reconcile net income items
not requiring the use of cash:
Depreciation expense	200,362
Changes in other operating assets and liabilities :
Accounts payable and accrued expenses	8,543
Deferred revenues	123,649
Net cash provided by operations	155,140

Financing Activities:
Advances to officers and affiliates	(116,142)
Net cash used by financing activities	(116,142)

Net increase in cash during the period	38,998

Cash balance at inception, April 3, 2003	0

Cash balance at December 31, 2003	$38,998

Supplemental disclosures of cash flow information:
Interest paid during the period	$0
Income taxes paid during the period	$0

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Consolidated Statement of Changes in Shareholders’ Equity

From Inception, April 3, 2003 through December 31, 2003

					Accumulated
					Other
	Common	Common	Paid in	Accumulated	Comprehensive
	Shares	Par Value	Capital	Deficit	Loss	Total

Balance at inception, 4/3/03	0	$0	$0	$0	$0	$0

Issuance of shares	100	1	1,539,999			1,540,000

Foreign currency
translation adjustment					(2,891)	(2,891)

Net loss for the period				(177,414)		(177,414)

Balance at 12/31/03	100	$1	$1,539,999	($177,414)	($2,891)	$1,359,695

	Comprehensive
	Loss

Foreign currency
translation adjustment	($2,891)

Net loss for the period	(177,414)

Comprehensive loss for the period	($180,305)

See the notes to the financial statements.

International Yacht Sales Group, Ltd.

Notes to the Financial Statements

From Inception, April 3, 2003 through December 31, 2003

1.    Organization of the Company and Significant Accounting Principles

International Yacht Sales Group, Ltd (the Company) was incorporated in the United Kingdom in May 2002 and began operations in April 2003.  The Company owns the brand name and rights to International Yacht Sales, Brokerage and Charter (IYSBC) and International Commercial Shipping (ICS).  Through IYSBC and ICS, the Company is a an on-line window shop conveyance and broker for the purchase of vessels.

In December 2003, the Company was purchased by Energy Producers, Inc.,(EPI) a publicly traded holding company located in Stephens, Arkansas.  The Company became a wholly owned subsidiary of EPI.

Consolidation- the accompanying consolidated financial statements include the accounts of the company and its wholly owned subsidiaries.  All significant inter-company balances have been eliminated.

Use of Estimates- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include.  Actual results may differ from these estimates.

Revenue Recognition- The Company combines buyers and sellers of vessels through its on-line shop and conveyance window. The Company charges a broker commissions to the purchaser ranging from 6% to 10% on the sale of vessels.

Cash and interest bearing deposits- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

Accounts receivable- The Company provides, through charges to income, a charge for bad debt expense, which is based upon management's evaluation of numerous factors.  These factors include economic conditions, a predictive analysis of the outcome of the current portfolio and prior credit loss experience, and the degree to which the receivable is secured by liens on assets.

Software Development Costs- The Company applies Statement of Financial Accounting Standard No. 86 (SFAS No. 86), Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed, (SFAS No. 86), to account for the costs in developing the IYSG software and web-site programs.

SFAS No. 86 provides that the costs of producing software programs subsequent to establishing technological feasibility shall be capitalized.  The capitalization of such costs ceases when the product becomes available to customers.  Amortization of the capitalized costs begins when the software product becomes available to customers and is calculated using the straight-line method over a period of three years.

Property & Equipment- Office and computer equipment are stated at cost. Depreciation expense is computed using the straight-line method over the estimated useful life of the asset. The following is a summary of the estimated useful lives used in computing depreciation expense:

Software

3 years

Expenditures for major repairs and renewals that extend the useful life of the asset are capitalized.  Minor repair expenditures are charged to expense as incurred.

Long Lived Assets- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

Income taxes- The Company’s net income are consolidated with the parent company for the purpose of filing income tax returns.  Consequently, no provision for income taxes has been made in the statement of operations.

Comprehensive Income - Effective July 1, 1998, the Company adopted SFAS No. 130, Reporting Comprehensive Income.  SFAS No. 130 requires that, as part of a full set of financial statements, entities must present comprehensive income, which is the sum of net income and other comprehensive income.  Other comprehensive income represents total non-stockholder changes in equity.  The Company has included its presentation of comprehensive income in the accompanying consolidated statements of stockholders’ equity.

Foreign Currency Translation - Balance sheet accounts of the Company’s foreign operations are translated at the exchange rate in effect at year-end and income statement accounts are translated at the average exchange rate prevailing during the year.  Gains and losses arising from the translation of foreign subsidiary financial statements are included in other comprehensive income.

Recent accounting pronouncements- In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit of Disposal Activities”(SFAS 146). This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities. Under SFAS 146 companies will recognize a cost associated with an exit or disposal activity when a liability has been incurred.  SFAS 146 also introduces discounting the liability associated with the exit or disposal activity for the time between the cost being incurred and when the liability is ultimately settled. Management has concluded that the adoption of SFAS 146 would not have had a material impact on the Company's fiscal 2003 financial position or results of operations.

In October 2002, the FASB issued SFAS No. 147, “Acquisitions of Certain Financial Institutions”(SFAS 146). The statement provides guidance on the accounting for the acquisition of a financial institution where the excess of the fair value of liabilities assumed over the fair value of tangible and intangible assets acquired represents goodwill. Management has concluded that the adoption of SFAS 147 would not have had a material impact on the Company's fiscal 2003 financial position or results of operations.

 In December 2002, The FASB issued FAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure, an amendment of FASB Statement No. 123”. This statement expands the disclosure requirements with respect to stock-based compensation.  The transition guidance and annual disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002.  The adoption of SFAS No. 148 did not impact the Company’s financial condition or results of operations for fiscal year 2003.

2.    Fair Values of Financial Instruments

The carrying amounts of the cash, accounts receivable, receivables from shareholders, accounts payable and accrued expenses, accrued interest payable,  bank loan payable, notes payable, and notes payable to shareholders reported in the balance sheet are estimated by management to approximate fair value.

3.    Common Stock Transactions

In April 2003, the Company issued 100 shares of common stock and received ownership to the software for the Company’s on-line vessel window and conveyance shop.  The Company recorded the fair value of the software asset as determined by an analysis of an independent United States based certified public accounting firm to record the transaction.  The software asset was valued by the analysis at $1,540,000.

4.    Property and Equipment

A summary of property and equipment at December 31, 2003 is as follows:

Web site and software	$1,540,000
Accumulated depreciation	(203,252)

Net property & equipment	$1,336,748

5.    Addendum to the Consolidated Statement of Cash Flows

The following transactions have been classified as non-cash transactions and have been excluded from the statement of cash flows for the period from inception through December 31, 2003:

In April 2003, the Company issued 100 shares of common stock and received ownership to the software for the Company’s on-line vessel window and conveyance shop.  The Company recorded the fair value of the software asset as determined by an analysis of an independent United States based certified public accounting firm to record the transaction.  The software asset was valued by the analysis at $1,540,000.

6.    Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist primarily of cash.  The Company deposits certain funds with a bank located in England where there is no insurance on bank deposits.  As of December 31, 2003, the Company’s uninsured deposits amounted to $38,998.

7.    Related Party Transactions

During the period from inception to December 31, 2003, the chief executive officer provided office space to the Company at no cost to the Company.

During the period from April 2003 through December 2003, the Company advanced $116, 142 to officers of the Company and shareholders of the parent company.  The Company imputed interest at 10% on the advances and recorded interest expense of $1,415 in the consolidated statements of operations.

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